28590.00018 #4832-2895-4870v6 SHARE PLEDGE AGREEMENT THIS SHARE PLEDGE AGREEMENT (this "Pledge Agreement") dated as of October 13, 2021 is made by SFI EQUITY HOLDCO, INC., a corporation organized under the laws of the State of Florida (the "Grantor") in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as the administrative agent (together with its successors and assigns, the "Administrative Agent"). RECITALS: (A) The Grantor is the legal and beneficial owner of 100% of the shares, as set forth on Annex A hereof (the "Shares"), of Sunseeker Florida, Inc., a Florida corporation (the "Company"), established pursuant to those certain Electronic Articles of Incorporation, dated December 21, 2017 (the “Articles of Incorporation”) and those certain Bylaws dated December 21, 2017 (the "Bylaws"). (B) The Company has entered into that certain Credit Agreement, dated as of the date hereof (as amended, supplemented and modified from time to time, the "Credit Agreement") among the Company, as the Borrower, the Lenders (as defined in the Credit Agreement) party thereto, and the Administrative Agent, as administrative agent. (C) It is a condition precedent to the effectiveness of the Credit Agreement that the Grantor shall have executed and delivered to the Administrative Agent this Pledge Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby covenanted and agreed by and between the parties hereto as follows: 1. Definitions. (a) For all purposes of this Pledge Agreement, except where the context otherwise requires, and except as otherwise defined herein, all capitalized terms used in this Pledge Agreement (including the recitals above) shall have the meanings set forth (whether by reference to another document or otherwise) in the Credit Agreement. (b) As used herein, the term "Pledged Collateral" shall collectively mean: (i) the Shares and the right to be admitted as a Shareholder of the Company, including pursuant to Article 2 of the Bylaws, (ii) (A) all rights and privileges of the Grantor to act as a Shareholder (as defined in the Bylaws), and (B) all rights and privileges of the Grantor to revoke a designation, with or without cause, of Directors and Officers (each as defined in the Bylaws) then acting and to designate new Directors and Officers, including pursuant to Articles 5 and 6, respectively, of the Bylaws, (iii) all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any sale or transfer of any of or all the Shares, (iv) all certificates or other instruments or documents representing any of the foregoing,

#4832-2895-4870v6 (v) all rights and privileges of the Grantor with respect to the Shares and the other property referred to in clauses (i) through (iv), and (vi) all proceeds and products of any of the foregoing and any property of any character whatsoever into which any of the foregoing may be converted. 2. Security for the Notes, Etc. This Pledge Agreement is in favor of the Administrative Agent to secure all Obligations (as defined in the Credit Agreement). 3. Pledge of Pledged Collateral, Etc. As security for the payment and performance in full of the Obligations and the obligations of the Grantor under this Agreement and the other Loan Documents (as defined in the Credit Agreement) to which it is a party, the Grantor hereby transfers, grants, conveys, mortgages, assigns, hypothecates, pledges, sets over, and delivers unto the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement), and grants to the Administrative Agent for the benefit of the Secured Parties a first priority lien, continuing security interest, charge and mortgage in all of the Pledged Collateral. 4. Control. It is the intention of the parties to grant "control" of the Shares and the other Pledged Collateral to the Administrative Agent for purposes of perfection of the Administrative Agent's security interest in such Pledged Collateral pursuant to Article 8 and Article 9 of the UCC. Following the occurrence and during the continuation of an Event of Default, the Administrative Agent shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Collateral in accordance with the terms hereof, and the Company shall comply in all respects with such exercise without further consent from the Grantor. 5. Receipt of Shares. The Grantor shall, no later than the date hereof or by such other date as agreed by the Administrative Agent in its sole discretion, deliver to the Administrative Agent the certificates (if any) representing the Shares of the Company, together with stock or other comparable powers relating thereto endorsed in blank and shall have taken such other action as shall be required to perfect the Administrative Agent's interests in the Pledged Collateral. 6. Remedies Upon an Event of Default. (a) The Grantor hereby constitutes and appoints the Administrative Agent the attorney-in-fact of the Grantor for the purpose of carrying out, after the occurrence and during the continuance of an Event of Default, the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or reasonably advisable to accomplish the purposes hereof, which appointment is granted as security for the performance of the Grantor's obligations hereunder and for valuable consideration, and is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, after the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent's name or in the name of the Grantor, to settle, compromise, prosecute or defend any action, claim or proceeding with respect to the Pledged Collateral and shall have the right to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same. The exercise of such power by or on behalf of the Administrative Agent or any substitute shall not put any Person dealing with the same upon any enquiry as to whether the security created by this Pledge Agreement has become enforceable, nor shall such Person be in any way affected by notice that the security so created has not become so enforceable, and the exercise by the same of such power shall be conclusive evidence of its right to exercise the same.

#4832-2895-4870v6 7. Application of Proceeds. All moneys and proceeds collected by the Administrative Agent upon any sale or other disposition of the Pledged Collateral, together with all other moneys received by the Administrative Agent hereunder, shall be applied in accordance with the terms and provisions of the Loan Documents. 8. Purchasers of Pledged Collateral. Upon any sale of the Pledged Collateral by the Administrative Agent in accordance with the provisions of this Pledge Agreement (whether by virtue of the power of sale herein or therein granted, pursuant to judicial process or otherwise), the receipt of the Administrative Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication or nonapplication thereof. 9. Further Assurances. The Grantor agrees that at no expense to the Administrative Agent, the Grantor (a) will duly execute and deliver (to the Administrative Agent or otherwise) or cause to be duly executed and delivered (to the Administrative Agent or otherwise) and will file or record such notices, financing statements or other documents as may be necessary to enable the perfection of the lien of the Administrative Agent hereunder, as the Administrative Agent or its counsel may reasonably request, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in the applicable jurisdiction with respect to the liens created hereby, such instruments to be in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and (b) will do or cause to be done such further acts and things and execute and deliver (to the Administrative Agent or otherwise) such additional conveyances, assignments, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder, including, without limitation, the protection and perfection of the Administrative Agent's lien in the Pledged Collateral or any part thereof. 10. Representations, Warranties and Covenants of the Grantor. (a) The Grantor represents and warrants to the Administrative Agent as of the date hereof and the date of each Advance that: (i) it is a corporation organized and in good standing under the laws of the State of Nevada, and it has full power, authority and legal right to execute this Pledge Agreement and to carry out the transactions contemplated hereby; (ii) the Shares representing Pledged Collateral constitute 100% of the shares in the Company; (iii) it is the sole owner of the Shares and such Shares are free and clear of any lien of any party, except for the pledge and security interest created by this Pledge Agreement or as permitted under the Loan Documents or with the Administrative Agent's prior written consent; (iv) this Pledge Agreement constitutes legal valid and binding obligations of the Grantor, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

#4832-2895-4870v6 (v) upon satisfaction of the perfection requirements specified herein, the pledge of the Pledged Collateral of the Grantor pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in such Pledged Collateral; (vi) it has all power necessary, and has been duly authorized, to execute and deliver this Pledge Agreement, and the execution, delivery and performance by the Grantor of this Pledge Agreement does not and will not require any consent or approval of any Governmental Authority, beneficiary or any other Person which has not already been obtained; (vii) the Grantor has not sold or agreed to sell and has not granted in favor of any other Person any interest in or any option or other rights in respect of any of the Shares except as expressly provided in the Loan Documents; (viii) the Grantor has not taken any action nor have any other steps been taken or legal proceedings been started or (to the best of Grantor's knowledge and belief) threatened against the Grantor for its winding up, dissolution, administration or reorganization or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets; (ix) the Company has not taken any action nor have any other steps been taken or legal proceedings been started or (to the best of Grantor's knowledge and belief) threatened against the Company for its winding up, dissolution, administration or reorganization or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets; and (x) on the date hereof, the Grantor's exact legal name and jurisdiction are specified in the introductory paragraph hereof and for purposes of the Uniform Commercial Code in effect in the State of New York, it confirms that it is located in the State of Nevada. (b) The Grantor covenants to the Administrative Agent that: (i) the Shares shall at all times continue to be, so long as any of the Obligations remain outstanding, free and clear of any lien of any party, except for the pledge and security interest created by this Pledge Agreement or as permitted under the Loan Documents or with the Administrative Agent’s prior written consent, except with respect to any subordinated or other liens expressly consented to in writing by the Administrative Agent; (ii) unless required by applicable law, it will not (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Grantor or its debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for the Grantor or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors, or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above; (iii) it will not sell or transfer any Shares without the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed, and it will defend its title to the Pledged Collateral against the claims of any and all Persons;

#4832-2895-4870v6 (iv) it will not cause or permit the Company to issue any further shares of any class or description or other securities in addition to or in substitution for the Shares; (v) it will pledge hereunder, immediately upon its acquisition (direct or indirect) thereof, any additional share interest of any class or description or other securities of the Company; and (vi) the Grantor will not, without providing prior notice in writing to the Administrative Agent, authorize the Company to change its name or the location of the Company for the purposes of Article 9-307 of the UCC, such notice to be provided no less than 10 Business Days before such change is effective. 11. Voting Rights, Dividends, Distributions, Etc. So long as no Event of Default shall have occurred and is continuing, the Grantor shall retain all voting and consensual rights in respect of the Pledged Collateral or any part thereof except that the Grantor shall not, without the express prior written consent of the Administrative Agent, exercise any voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof with respect to any act that would violate the terms of this Pledge Agreement. 12. Grantor's Obligations Absolute, Etc. Except as otherwise expressly provided herein or in any other Loan Document, the security hereby constituted shall be a continuing security for the payment, satisfaction and discharge of the Obligations and the obligations of the Grantor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Credit Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Pledge Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Pledge Agreement or the Credit Agreement; (c) any furnishing of any additional security to the Administrative Agent or any acceptance thereof or any sale, exchange, release, surrender or realization or upon any security by the Administrative Agent; or (d) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor. 13. Cooperation. The Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Administrative Agent desires to sell any of the Pledged Collateral at a sale, the Grantor will, at any time and from time to time, upon the written request of the Administrative Agent, use its best efforts to cause the Company to take such action and prepare, distribute and/or file such documents as are required or advisable in the opinion of counsel for the Administrative Agent to permit the sale of such Pledged Collateral. 14. Private Sales. (a) The Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale. All sales, whether public or private, shall be commercially reasonable. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Company to

#4832-2895-4870v6 register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Company would agree to do so; nor shall the Company be at any time obligated to register the Shares for a public sale. (b) The Grantor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 14 valid and binding and in compliance with any and all other applicable laws. The Grantor further agrees that a breach of any of the covenants contained in this Section 14 will cause irreparable injury to the Administrative Agent, that the Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 14 shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing. 15. Reasonable Care. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession unless the Administrative Agent is grossly negligent in the custody and preservation of the Pledged Collateral; provided however, the Administrative Agent shall not have any responsibility for ascertaining or taking action or preserving any rights with respect to prior parties or calls, conversions, exchanges, maturities, tenders or other matters relative to any of the Pledged Collateral whether or not the Administrative Agent has or is deemed to have knowledge of such matters. 16. Termination; Release. Upon (and at all times after) payment in full in cash of the principal amount of the Loans (as defined in the Credit Agreement) outstanding under the Credit Agreement and interest thereon, and all other amounts due under the Credit Agreement and the other Loan Documents or as otherwise agreed in the Credit Agreement or the other Loan Documents, this Pledge Agreement shall terminate, and the Administrative Agent, at the request and expense of the Grantor, will promptly execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement and such other instruments or agreements as the Grantor may reasonably request to promptly effect the transfer to the Grantor of the Pledged Collateral and the termination of the security interest created hereunder, and will duly assign, transfer and deliver to the Grantor (without recourse and without any representation or warranty) all Pledged Collateral in the possession of the Administrative Agent that has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any instruments of transfer and moneys at the time held by the Administrative Agent hereunder. 17. Notices, Etc. All notices and other communications hereunder shall be effected in the manner provided for in Section 10.01 of the Credit Agreement provided that any such notice, request or demand to or upon the Grantor shall be addressed to the Grantor at its notice address set forth on Schedule 1, as the same may be amended, supplemented, replaced or otherwise modified from time to time. 18. Governing Law; Waiver of Jury Trial. (a) This Pledge Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Pledge Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

#4832-2895-4870v6 (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 19. Miscellaneous. This Pledge Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Grantor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, except as otherwise permitted under any Loan Documents. This Pledge Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. In the event of any conflict between the terms of this Pledge Agreement and the Credit Agreement, the Credit Agreement shall control. The headings of the several sections and subsections in this Pledge Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement. This Pledge Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart. Transmission by facsimile of an executed counterpart of this Pledge Agreement shall be deemed to constitute due and sufficient delivery of such counterpart, to be followed thereafter by an original of such counterpart. Delivery of an executed counterpart signature page by e- mail (PDF) or facsimile shall be effective as delivery of a manually executed counterpart of this Pledge Agreement. 20. Rights Cumulative. Each and every right, power and remedy given to the Administrative Agent specifically or otherwise in this Pledge Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given, given in any other Loan Document or now or hereafter existing at law, in equity or by statute (including, without limitation, all statutory mortgage enforcement powers available under applicable law to the Administrative Agent), and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Administrative Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Administrative Agent in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Grantor or to be an acquiescence therein. 21. Concerning the Administrative Agent. In acting hereunder, the Administrative Agent shall be afforded all of the rights, protections, immunities and indemnities afforded to the Administrative Agent pursuant to the terms of the Credit Agreement as if such rights, protections, immunities and indemnities were set forth herein. [Intentionally Left Blank]

[Signature Page to Share Pledge Agreement] GRANTEE: WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Administrative Agent By: Name: Jessica A. Jankiewicz Title: Assistant Vice President

[Schedule 1] #4832-2895-4870v6 Annex A Pledged Shares 1. Stock Certificate No. 2, representing 1,000 shares of Common Stock of the Company issued in the name of SFI Equity Holdco, Inc.

[Schedule 1] #4832-2895-4870v6 Schedule 1 NOTICE ADDRESS OF GRANTOR SFI EQUITY HOLDCO, INC. c/o Allegiant Travel Company 1201 North Town Center Las Vegas, Nevada 89144 Attention: Gregory Anderson with a copy to: WILMINGTON TRUST, NATIONAL ASSOCIATION 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402 Facsimile: +1 612-217-5651 Attention: Jessica Jankiewicz; Loan Agency